UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 6, 2025, Virpax Pharmaceuticals, Inc. (the “Company”) received a decision letter from the Nasdaq Hearings Panel (the “Panel”), granting the Company’s request to continue its listing on The Nasdaq Stock Market (the “Nasdaq”), subject to certain conditions. The Panel’s decision provides the Company with an exception until April 1, 2025, to demonstrate compliance with Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”), which requires a minimum level of $2.5 million in stockholders’ equity.

The Panel reviewed the Company’s compliance plan, which included recent and planned fundraising activities, cost-cutting measures, and strategies for achieving compliance with the Equity Rule. As part of the conditions outlined in the Panel’s decision, the Company is required to file public disclosures by April 1, 2025, describing the transactions and financial measures undertaken to regain compliance, along with additional income projections and evidence of compliance with all applicable Nasdaq listing criteria.

In addition, the Company is currently operating under a bid price grace period, which extends through April 2, 2025, to address its non-compliance with the Nasdaq minimum closing bid price requirement (the “Bid Price Rule”). The Company has scheduled a shareholder meeting on January 15, 2025, to seek approval for a reverse stock split, which it believes will enable compliance with the Bid Price Rule by February 11, 2025.

The Company is taking steps to address the conditions outlined in the Nasdaq decision and remains confident in its ability to meet all applicable requirements within the specified timeframes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: January 7, 2025	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer